Exhibit 99.1
Viant Technology Announces Second Quarter 2024 Financial Results
IRVINE, Calif., Aug. 12, 2024 – Viant Technology Inc. (Nasdaq: DSP), a leading advertising technology company, today reported financial results for its second quarter ended June 30, 2024.

"We are very pleased with our second quarter results, marked by record advertiser spend on our platform," said Tim Vanderhook, Co-Founder and CEO, Viant. "We are seeing a market shift where advertisers are increasingly looking for alternatives to the largest legacy players in the industry, and we believe our position as a self-service, buy side platform along with our vision for autonomous advertising are key reasons why advertisers are increasing spend with Viant. Today we are excited to announce the launch of ViantAI, which integrates our suite of AI enabled tools to make planning, buying, measurement and optimization of programmatic advertising easier and more effective for customers. We believe we are uniquely positioned to continue benefiting from these market dynamics shifting in our favor as we deliver innovative solutions to our customers with ViantAI."
Second quarter 2024 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	2024	2023	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$65,866	$57,223	15%
Gross profit	$30,744	$23,700	30%
Net income (loss)	$1,488	$(3,203)	146%
Net income (loss) as a percentage of gross profit	5%	(14)%	NM
Earnings (loss) per share of Class A common stock—basic	$0.00	$(0.07)	100%
Earnings (loss) per share of Class A common stock—diluted	$0.00	$(0.07)	100%
Class A and Class B common shares outstanding (as of June 30)	63,360
Cash and cash equivalents (as of June 30)	$209,744

Non-GAAP(1)
Contribution ex-TAC	$41,558	$33,688	23%
Adjusted EBITDA	$9,600	$6,816	41%
Adjusted EBITDA as a percentage of contribution ex-TAC	23%	20%	NM
Non-GAAP net income	$7,207	$5,095	41%
Non-GAAP earnings (loss) per share of Class A common stock—basic	$0.08	$0.06	33%
Non-GAAP earnings (loss) per share of Class A common stock—diluted	$0.08	$0.06	33%
Business Highlights:
•Record quarter for total advertiser spend(2) on the platform, with all-time highs in both connected television ("CTV") and streaming audio advertiser spend.
•CTV spend grew more than 40% year-over-year, driven by our Direct Access program and Household ID technology.
•Streaming Audio nearly doubled year-over-year and accounted for almost 10% of total advertiser spend on the platform.
•Generated approximately $14 million of cash flow from operations in the quarter.
•Purchased 809 thousand shares of Class A common stock from May 1, 2024, through August 9, 2024 for a total of $8 million. As of August 9, 2024, $42 million remains available for repurchases under our Repurchase Program.
•Announced a new integration with Google Cloud's BigQuery data clean rooms, enabling seamless onboarding of customers' first-party data at scale from the Google Cloud ecosystem into the Viant Data Platform.

•Certified by Great Place to Work for the third year in a row, with 88% of employees reporting Viant is a great place to work, 31 points higher than the average U.S. company.

"We saw continued momentum in the second quarter with accelerating growth in contribution ex-TAC and expansion of our margin of Adjusted EBITDA as a percentage of contribution ex-TAC," said Larry Madden, CFO, Viant. "CTV and streaming audio continued to be notable drivers of growth for us, and together these channels once again represented more than half of all advertising spend on our platform during the quarter. Our team continues to execute well as we continue to scale with our existing customers while also adding new, larger mid-market customers to our platform. We are still in the early stages of capitalizing on our opportunity in programmatic and look forward to growing our market share in the quarters ahead."
Guidance:
For the third quarter 2024, the Company expects:
•Revenue in the range of $67.5 million to $70.5 million
•Contribution ex-TAC in the range of $44.0 million to $46.0 million
•Non-GAAP operating expenses in the range of $33.0 million to $34.0 million
•Adjusted EBITDA in the range of $11.0 million to $12.0 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income, and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
(1)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
(2)We define advertiser spend as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s investor relations website at investors.viantinc.com.
As of June 30, 2024, there were 16.4 million shares of the Company's Class A common stock outstanding and 47.0 million shares of the Company's Class B common stock outstanding. For more information, please refer to our Quarterly Report on Form 10-Q expected to be filed with the Securities and Exchange Commission ("SEC") on August 12, 2024.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Monday, August 12, 2024 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call.

Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com and its LinkedIn account, and the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and LinkedIn account and Mr. Vanderhook’s LinkedIn account regularly for important information.
About Viant
For over 25 years, Viant® (NASDAQ: DSP) has been at the forefront of technology innovation for advertisers. As a premier enterprise-grade Demand Side Platform, Viant excels in delivering omnichannel digital advertising, driving growth through connected television (CTV), advanced identity solutions, and AI-driven Autonomous Advertising. Through the Adtricity® sustainability program, Viant champions a more sustainable future for digital advertising. Headquartered in Irvine, CA, Viant has received accolades from G2 as the Best Software in Marketing & Advertising, Great Place to Work® certification, and the Business Intelligence Group’s Innovation award for AI advancements. Learn more at viantinc.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding the impact of Google's announcement that it will not pursue the deprecation of third-party cookies, Viant’s growth prospects, Viant's ability to drive return on ad spend for our customers and capture increased market share, anticipated performance of and benefits of ViantAI, the effectiveness and scalability of Household ID, and Viant’s ability to capitalize on the changes in the programmatic advertising ecosystem. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nicole Kunzman
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$65,866	$57,223	$119,259	$98,943
Operating expenses(1):
Platform operations	35,122	33,523	65,002	56,860
Sales and marketing	13,088	11,691	25,987	23,860
Technology and development	5,815	6,172	11,047	12,066
General and administrative	12,612	11,088	23,686	22,516
Total operating expenses	66,637	62,474	125,722	115,302
Loss from operations	(771)	(5,251)	(6,463)	(16,359)
Other expense (income), net:
Interest income, net	(2,359)	(2,049)	(4,740)	(3,868)
Other expense, net	1	1	3	88
Total other expense (income), net	(2,358)	(2,048)	(4,737)	(3,780)
Income (loss) before income taxes	1,587	(3,203)	(1,726)	(12,579)
Provision for income taxes	99	—	—	—
Net income (loss)	1,488	(3,203)	(1,726)	(12,579)
Less: Net income (loss) attributable to noncontrolling interests	1,433	(2,140)	(834)	(9,036)
Net income (loss) attributable to Viant Technology Inc.	$55	$(1,063)	$(892)	$(3,543)
Earnings (loss) per share of Class A common stock:
Basic	$0.00	$(0.07)	$(0.05)	$(0.24)
Diluted	$0.00	$(0.07)	$(0.05)	$(0.24)
Weighted-average shares of Class A common stock outstanding:
Basic	16,480	15,135	16,214	14,943
Diluted	19,235	15,135	16,214	14,943
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Stock-based compensation:
Platform operations	$554	$1,124	$960	$2,016
Sales and marketing	1,139	2,520	1,894	5,032
Technology and development	651	1,507	1,151	2,834
General and administrative	3,193	3,378	5,972	6,119
Total	$5,537	$8,529	$9,977	$16,001

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Depreciation and amortization:
Platform operations	$3,531	$2,910	$7,057	$5,680
Sales and marketing	—	—	—	—
Technology and development	440	383	871	776
General and administrative	196	246	385	495
Total	$4,167	$3,539	$8,313	$6,951

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of June 30,	As of December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$209,744	$216,458
Accounts receivable, net of allowances	122,922	117,473
Prepaid expenses and other current assets	8,683	6,486
Total current assets	341,349	340,417
Property, equipment, and software, net	29,946	28,261
Operating lease assets	24,072	22,995
Intangible assets, net	133	201
Goodwill	12,422	12,422
Other assets	628	615
Total assets	$408,550	$404,911
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$62,624	$47,342
Accrued liabilities	36,279	39,263
Accrued compensation	8,602	10,925
Deferred revenue	208	316
Current portion of operating lease liabilities	4,063	3,762
Other current liabilities	2,302	7,242
Total current liabilities	114,078	108,850
Long-term debt	—	—
Long-term portion of operating lease liabilities	22,530	21,672
Total liabilities	136,608	130,522
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value
Authorized shares — 10,000,000
Issued and outstanding — none	—	—
Class A common stock, $0.001 par value
Authorized shares — 450,000,000
Issued — 17,170,468 and 15,937,816	17	16
Outstanding — 16,375,138 and 15,783,941
Class B common stock, $0.001 par value
Authorized shares — 150,000,000
Issued and outstanding — 46,984,667 and 47,032,260	47	47
Additional paid-in capital	119,740	112,830
Accumulated deficit	(49,162)	(43,509)
Treasury stock, at cost; 795,330 and 153,875 shares held	(7,578)	(1,127)
Total stockholders’ equity attributable to Viant Technology Inc.	63,064	68,257
Noncontrolling interests	208,878	206,132
Total equity	271,942	274,389
Total liabilities and stockholders’ equity	$408,550	$404,911

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(1,726)	$(12,579)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	8,313	6,951
Stock-based compensation	9,977	16,001
Provision for doubtful accounts	(32)	49
Loss on disposal of assets	9	104
Noncash lease expense	1,944	1,940
Changes in operating assets and liabilities:
Accounts receivable	(5,417)	11,433
Prepaid expenses and other assets	(2,466)	2,799
Accounts payable	15,608	(5,554)
Accrued liabilities	(3,139)	(5,187)
Accrued compensation	(2,495)	(3,206)
Deferred revenue	(108)	57
Operating lease liabilities	(1,862)	(1,671)
Other liabilities	(399)	(282)
Net cash provided by operating activities	18,207	10,855
Cash flows from investing activities:
Purchases of property and equipment	(1,484)	(348)
Capitalized software development costs	(7,274)	(6,114)
Net cash used in investing activities	(8,758)	(6,462)
Cash flows from financing activities:
Repurchase of treasury stock related to tax withholdings on vested equity awards	(7,299)	(2,222)
Repurchase of treasury stock related to the stock repurchase program	(5,267)	—
Payment of member tax distributions	(5,170)	(4,843)
Proceeds from the exercise of stock options	1,607	—
Payment of offering costs	(34)	—
Net cash used in financing activities	(16,163)	(7,065)
Net decrease in cash and cash equivalents	(6,714)	(2,672)
Cash and cash equivalents at beginning of period	216,458	206,573
Cash and cash equivalents at end of period	$209,744	$203,901

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with GAAP: contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges and transaction expenses. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses and the extinguishment of debt, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses, and the extinguishment of debt, as well as the income tax effect of such adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$65,866	$57,223	$119,259	$98,943
Less: Platform operations	(35,122)	(33,523)	(65,002)	(56,860)
Gross profit	30,744	23,700	54,257	42,083
Add: Other platform operations	10,814	9,988	21,422	19,596
Contribution ex-TAC	$41,558	$33,688	$75,679	$61,679
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating expenses:
Platform operations	$35,122	$33,523	$65,002	$56,860
Sales and marketing	13,088	11,691	25,987	23,860
Technology and development	5,815	6,172	11,047	12,066
General and administrative	12,612	11,088	23,686	22,516
Total operating expenses	66,637	62,474	125,722	115,302
Add:
Other expense, net	1	1	3	88
Less:
Traffic acquisition costs	(24,308)	(23,535)	(43,580)	(37,264)
Stock-based compensation	(5,537)	(8,529)	(9,977)	(16,001)
Depreciation and amortization	(4,167)	(3,539)	(8,313)	(6,951)
Restructuring and other(1)	(284)	—	(467)	79
Transaction expense(2)	(384)	—	(384)	—
Non-GAAP operating expenses	$31,958	$26,872	$63,004	$55,253
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three and six months ended June 30, 2024, and adjustments to severance charges initially recognized during 2022 for the six months ended June 30, 2023.
(2)Transaction expense for the three and six months ended June 30, 2024 consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3.

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net income (loss)	$1,488	$(3,203)	$(1,726)	$(12,579)
Add back (less):
Interest income, net	(2,359)	(2,049)	(4,740)	(3,868)
Provision for income taxes	99	—	—	—
Depreciation and amortization	4,167	3,539	8,313	6,951
Stock-based compensation	5,537	8,529	9,977	16,001
Restructuring and other(1)	284	—	467	(79)
Transaction expense(2)	384	—	384	—
Adjusted EBITDA	$9,600	$6,816	$12,675	$6,426
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three and six months ended June 30, 2024, and adjustments to severance charges initially recognized during 2022 for the six months ended June 30, 2023.
(2)Transaction expense for the three and six months ended June 30, 2024 consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3.
The following table presents the calculation of net loss as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Gross profit	$30,744	$23,700	$54,257	$42,083
Net income (loss)	$1,488	$(3,203)	$(1,726)	$(12,579)
Net income (loss) as a percentage of gross profit	5%	(14)%	(3)%	(30)%
Contribution ex-TAC	$41,558	$33,688	$75,679	$61,679
Adjusted EBITDA	$9,600	$6,816	$12,675	$6,426
Adjusted EBITDA as a percentage of contribution ex-TAC	23%	20%	17%	10%
The following table presents a reconciliation of net income (loss) to non-GAAP net income for the periods presented (unaudited; in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net income (loss)	$1,488	$(3,203)	$(1,726)	$(12,579)
Add back (less):
Stock-based compensation	5,537	8,529	9,977	16,001
Restructuring and other(1)	284	—	467	(79)
Transaction expense(2)	384	—	384	—
Income tax benefit (expense) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(3)	(486)	(231)	(547)	(107)
Non-GAAP net income	$7,207	$5,095	$8,555	$3,236
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three and six months ended June 30, 2024, and adjustments to severance charges initially recognized during 2022 for the six months ended June 30, 2023.
(2)Transaction expense for the three and six months ended June 30, 2024 consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3.
(3)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the three and six months ended June 30, 2024 and 2023 is calculated using assumed blended tax rates of 26% and 20%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following tables present a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income (loss)	$1,488	$—	$1,488	$(3,203)	$—	$(3,203)
Adjustments:
Add back: Stock-based compensation	—	5,537	5,537	—	8,529	8,529
Add back: Restructuring and other(1)	—	284	284	—	—	—
Add back: Transaction expense(2)	—	384	384	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(3)	—	(486)	(486)	—	(231)	(231)
Non-GAAP net income (loss)	1,488	5,719	7,207	(3,203)	8,298	5,095
Less: Net income (loss) attributable to noncontrolling interests(4)	1,433	4,509	5,942	(2,140)	6,341	4,201
Net income (loss) attributable to Viant Technology Inc.	$55	$1,210	$1,265	$(1,063)	$1,957	$894
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,480		16,480	15,135		15,135
Effect of dilutive securities:
Restricted stock units	1,301		1,301	—		220
Nonqualified stock options	1,454		1,454	—		—
Weighted-average shares of Class A common stock outstanding —diluted	19,235		19,235	15,135		15,355

Earnings (loss) per share of Class A common stock—basic	$0.00	$0.08	$0.08	$(0.07)	$0.13	$0.06
Earnings (loss) per share of Class A common stock—diluted	$0.00	$0.08	$0.08	$(0.07)	$0.13	$0.06

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	—		—	4,240		—
Nonqualified stock options	—		—	5,763		5,763
Shares of Class B common stock	46,985		46,985	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	46,985		46,985	57,085		52,845
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended June 30, 2024.
(2)Transaction expense for the three months ended June 30, 2024 consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3.
(3)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the three months ended June 30, 2024 and 2023 is calculated using assumed blended tax rates of 26% and 20%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(4)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation, restructuring charges and transaction expenses attributed to the noncontrolling interest outstanding during the period.

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income (loss)	$(1,726)	$—	$(1,726)	$(12,579)	$—	$(12,579)
Adjustments:
Add back: Stock-based compensation	—	9,977	9,977	—	16,001	16,001
Add back: Restructuring and other(1)	—	467	467	—	(79)	(79)
Add back: Transaction expense(2)	—	384	384	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(3)	—	(547)	(547)	—	(107)	(107)
Non-GAAP net income (loss)	(1,726)	10,281	8,555	(12,579)	15,815	3,236
Less: Net income (loss) attributable to noncontrolling interests(4)	(834)	7,857	7,023	(9,036)	11,858	2,822
Net income (loss) attributable to Viant Technology Inc.	$(892)	$2,424	$1,532	$(3,543)	$3,957	$414
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,214		16,214	14,943		14,943
Effect of dilutive securities:
Restricted stock units	—		1,732	—		136
Nonqualified stock options	—		1,252	—		—
Weighted-average shares of Class A common stock outstanding —diluted	16,214		19,198	14,943		15,079

Earnings (loss) per share of Class A common stock—basic	$(0.05)	$0.14	$0.09	$(0.24)	$0.27	$0.03
Earnings (loss) per share of Class A common stock—diluted	$(0.05)	$0.14	$0.09	$(0.24)	$0.27	$0.03

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	4,418		—	4,240		—
Nonqualified stock options	5,840		—	5,763		5,763
Shares of Class B common stock	46,985		46,985	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	57,243		46,985	57,085		52,845
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the six months ended June 30, 2024, and adjustments to severance charges initially recognized during 2022 for the six months ended June 30, 2023.
(2)Transaction expense for the six months ended June 30, 2024 consists of costs incurred for the Company's filing of a "shelf" registration statement on Form S-3.
(3)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the six months ended June 30, 2024 and 2023 is calculated using assumed blended tax rates of 26% and 20%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(4)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation, restructuring charges and transaction expenses attributed to the noncontrolling interest outstanding during the period.